UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2020

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Braves Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Liberty Braves Common Stock	BATRK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

Reattribution

On April 22, 2020, the board of directors (the “Board”) of Liberty Media Corporation (“Liberty” or the “Company”) approved, effective immediately, the reattribution of certain assets and liabilities between the Formula One Group and the Liberty SiriusXM Group (collectively, the “reattribution”). The assets reattributed from the Formula One Group to the Liberty SiriusXM Group, valued at $2.8 billion, consist of (i) Liberty’s entire Live Nation Entertainment, Inc. (“Live Nation”) stake, consisting of approximately 69.6 million shares of Live Nation common stock; (ii) a newly-created Formula One Group intergroup interest, consisting of approximately 5.3 million notional shares of Liberty Formula One common stock, to cover exposure under Liberty’s 1.375% cash convertible senior notes due 2023 (the “1.375% convertible notes”); (iii) a 1.375% convertible note call spread; (iv) the entire Liberty SiriusXM Group intergroup interest, consisting of approximately 1.9 million notional shares of Liberty SiriusXM common stock; and (v) a portion, consisting of approximately 2.3 million notional shares of Liberty Braves common stock, of the Formula One Group’s intergroup interest in the Braves Group, to cover exposure under the 1.375% convertible notes. The reattributed liabilities, valued at $1.3 billion, consist of (i) Liberty’s 1.375% convertible notes; (ii) Liberty’s 2.25% exchangeable senior debentures due 2048; and (iii) Liberty’s margin loan secured by shares of Live Nation. Similarly, $1.5 billion of net asset value has been reattributed from the Liberty SiriusXM Group to the Formula One Group, comprised of: (i) a call spread between the Formula One Group and the Liberty SiriusXM Group with respect to 34.8 million of the Live Nation shares being reattributed to the Liberty SiriusXM Group; and (ii) a net cash payment of $1.4 billion from the Liberty SiriusXM Group to the Formula One Group, to be funded by a combination of (x) cash on hand, (y) an additional $400 million drawn from the Company’s existing margin loan secured by shares of common stock of Sirius XM Holdings Inc. (“Sirius XM”), resulting in an aggregate outstanding balance of $750 million, and (z) the creation of an intergroup loan obligation from the Liberty SiriusXM Group to the Formula One Group in the principal amount of $750 million, plus interest thereon, which may be prepaid at any time without penalty and to be repaid, in whole or in part, with proceeds from the rights offering described below (the “Intergroup Loan”).

Rights Offering

In addition, on April 22, 2020, the Board authorized management of the Company to cause subscription rights (the “Series C Liberty SiriusXM Rights”) to purchase shares of Series C Liberty SiriusXM common stock, par value $0.01 per share (“LSXMK”), in a rights offering (the “rights offering”) to be distributed to holders of Series A Liberty SiriusXM common stock, par value $0.01 per share, Series B Liberty SiriusXM common stock, par value $0.01 per share, and LSXMK. The aggregate intended size of the rights offering is $750 million, and each subscription right will entitle the holder to acquire shares of LSXMK at a price equal to a 20% discount to the volume weighted average price of LSXMK over a three consecutive trading day period to be determined following the release of earnings by Sirius XM. The purpose of the rights offering is to raise capital to repay the Intergroup Loan. The rights offering will be made pursuant to a registration statement and prospectus related to the rights offering to be filed by the Company with the Securities and Exchange Commission.

The record date for the distribution of the Series C Liberty SiriusXM Rights is 5:00 p.m., New York City time, on May 13, 2020. It is expected that the proposed rights offering will commence on May 18, 2020, and expire on June 2, 2020, subject to extension.

The proposed rights offering is subject to certain conditions, and Liberty reserves the right to terminate the rights offering at any time and for any reason, including following the distribution of the Series C Liberty SiriusXM Rights.

For additional information regarding the reattribution and the rights offering, please see the press release attached hereto as Exhibit 99.1 and the slide presentation posted on the Company’s website at http://www.libertymedia.com/events.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the proposed rights offering, including the timing of the rights offering. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, Liberty’s ability to complete the rights offering. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty, including the most recent Form 10-K, for additional information about Liberty and about the risks and uncertainties related to Liberty's business which may affect the statements made in this Current Report on Form 8-K.

Not a Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of any securities referred to in this Current Report on Form 8-K in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The rights offering will be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated April 23, 2020

101.INS	Inline XBRL Instance Document – the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2020

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

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